SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

 Filed by the Registrant [ X ]

 Filed by a Party other than the Registrant [   ]

 Check the appropriate box:

 [   ] Preliminary Proxy Statement

 [   ] Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

 [ X ] Definitive Proxy Statement

 [   ] Definitive Additional Materials

 [   ] Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12


                       UNIVIEW TECHNOLOGIES CORPORATION
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     None
 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

 [ X ]  No fee required.

 [   ]  Fee computed on table below per  Exchange Act Rules l4a-6(i)(4) and
        0-11.

      1)   Title of each class of securities to which transaction applies:
      2)   Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)   Proposed maximum aggregate value of transaction:
      5)   Total fee paid:

 [   ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                       UNIVIEW TECHNOLOGIES CORPORATION

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 2, 2002

 To the Shareholders of UNIVIEW TECHNOLOGIES CORPORATION:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of uniView Technologies Corporation, a Texas corporation, (the "Company"), will be held at 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248, on May 2, 2002, at 4:30 P.M., Central Standard Time, for the following purposes:

      1. Election of directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

      2. Ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 2002.

      3. Transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof (the "Annual Meeting.")

      Only those Shareholders of record at the close of business on March 28, 2002 will be entitled to receive notice of, and vote at the meeting.

      Your attention is called to the enclosed Proxy Statement.

                               By Order of the Board of Directors,

                               /s/ Billy J. Robinson

                               Billy J. Robinson
                               Secretary

 Dallas, Texas
 April 3, 2002

                       UNIVIEW TECHNOLOGIES CORPORATION
                    17300 North Dallas Parkway, Suite 2050
                             Dallas, Texas 75248
                                (972) 233-0900
                          _________________________

                               PROXY STATEMENT
                          _________________________

                        Annual Meeting of Shareholders
                                 May 2, 2002


                                 INTRODUCTION

      This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of uniView Technologies Corporation (the "Company") on or about April 3, 2002 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248, on May 2, 2002, at 4:30 P.M., Central Standard Time, and any postponement or adjournment thereof.

      Our Annual Report on Form 10-K/A, without exhibits, accompanies this Proxy Statement. We will furnish a copy of any exhibit upon payment of our reasonable expenses in furnishing such exhibit. Requests for a copy of any exhibit should be addressed to: Investor Relations, uniView Technologies Corporation, 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248.


                              PROXY SOLICITATION

      When proxies in the accompanying form are properly executed and returned, the shares that they represent will be voted at the Annual Meeting in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR the election of the nominees for director named in the proxy and FOR all proposals. The persons named as proxies in the accompanying form of proxy were selected by the Board of Directors.

      Any shareholder giving a proxy has the power to revoke it at any time by written notice given to and received by the Secretary of the Company prior to the Annual Meeting, or any postponement or adjournment thereof, or upon request if the shareholder is present at the Annual Meeting and chooses to vote in person. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy and return it promptly in the accompanying envelope in order to be sure that your shares will be voted at the Annual Meeting.

      The Company is making the solicitation of proxies and will bear the expense. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by telephone, telecopy, telegraph or in person. No additional compensation will be paid to such persons for the solicitation of proxies. To solicit proxies, we also will request the assistance of banks, brokerage houses and other custodians, nominees and fiduciaries and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies.


                 VOTING SECURITIES AND RECORD DATE

      Only holders of record of shares of our common stock, $0.80 par value, (the "Common Stock") as of the close of business on March 28, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.
  At the close of business on the Record Date, there were 3,399,785 shares of Common Stock issued and outstanding. The Common Stock is the only class of our voting securities issued and outstanding. Each shareholder of record in this class at the close of business on the Record Date is entitled at the Annual Meeting to one vote for each share of Common Stock held. As provided in our Articles of Incorporation, there is no cumulative voting.


                 SECURITY OWNERSHIP OF MANAGEMENT
                   AND CERTAIN BENEFICIAL OWNERS

      The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of the Common Stock, as of the Record Date, by our directors, by our executive officers named in the table under "Summary Compensation Table," by a shareholder known to us to own beneficially more than 5% of the outstanding shares of the Common Stock , and by all of our directors and executive officers as a group. Each of the persons listed in the following table has sole voting and investment power as to all shares indicated except as set forth in the notes to the table.

                                     Number of Shares
   Name and Address                  Amount and Nature          Percent
   of Beneficial Owner               of Beneficial Ownership    of Class
   -------------------               -----------------------    --------
 5% Beneficial Owners

   Patrick A. Custer                        291,758(1)            7.99%
   17300 N. Dallas Pkwy., Suite 2050
   Dallas, Texas 75248

 Directors

   Patrick A. Custer                        291,758(1)            7.99%
   Billy J. Robinson                         93,488(2)            2.68%
   Edward M. Warren                          73,160(3)            2.11%
   Bernard S. Appel                          71,253(4)            2.05%
   George C. Platt                           56,750(5)            1.64%

 Executive Officers

   Patrick A. Custer                        291,758(1)            7.99%
   Billy J. Robinson                         93,488(2)            2.68%

 All Directors and Executive
   Officers as a Group                      586,409(6)           14.87%


 (1) Includes 2,188 shares owned outright by Mr. Custer; 253,750 shares issuable to Mr. Custer upon exercise of vested nonstatutory Employee Stock Options; 32,729 shares held of record by Custer Company, Inc., a family trust, over which Mr. Custer exercises voting control; 2,969 shares owned by his wife; 118 shares held by his wife for the benefit of his minor daughter; and 2 shares each held by Mr. Custer for the benefit of his two sons.

 (2) Includes 2,237 shares owned outright, and 91,251 shares issuable to Mr. Robinson upon exercise of vested nonstatutory Employee Stock Options.

 (3) Includes 2,532 shares owned outright, and 70,628 shares issuable to Mr. Warren upon exercise of vested nonstatutory stock options.

 (4) Includes 625 shares owned outright, and 70,628 shares issuable to Mr. Appel upon exercise of vested nonstatutory stock options.

 (5) Includes 500 shares owned outright, and 56,250 shares issuable to Mr. Platt upon exercise of vested nonstatutory stock options.

 (6) Includes shares beneficially owned by all directors and Executive Officers shown above.


                            ELECTION OF DIRECTORS

      Five directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. All five of the nominees are currently directors of the Company.

      The Board of Directors' nominees for the office of director are as follows:

 Name                     Age       Position Held With the Company
 ----                     ---       ------------------------------
 Patrick A.  Custer       53        Chairman of the Board
                                    and Chief Executive Officer

 Billy J. Robinson        54        Director, Vice President,
                                    Secretary and General Counsel

 Edward M. Warren*        61        Director

 Bernard S. Appel*        70        Director

 George C. Platt*         61        Director
 ____________________
 * Member of the Audit Committee.


                            Nominees for Director

      Patrick A. Custer, 53, is the Chairman of the Board and Chief Executive Officer. Mr. Custer served as a director from 1984 to 1985, and from 1987 until the present. He served as President and Chief Executive Officer from 1984 to 1985 and from September 1992 until the present. From 1986 until 1990, Mr. Custer was an international business consultant for Park Central Funding (Guernsey), Ltd. From 1978 until 1982, Mr. Custer was a general securities principal and worked for a major brokerage firm as a corporate finance specialist and was owner of his own brokerage firm. He was responsible for structuring and funding IPO's, real estate, energy companies, and numerous high-tech start-up companies. Mr. Custer's technical experience includes engineering and management positions with Texas Instruments and Honeywell. Mr. Custer is a graduate of Texas Tech University in Finance and Management, with additional studies in Electrical Engineering and master studies in Finance.

      Edward M. Warren, 61, has been a director since September 1992. Since 1980, he has been the Registered Principal and Branch Manager for a major securities firm in Albany, New York. He is also a Financial Consultant, having presented numerous financial seminars over the years throughout eastern New York and western New England. He is also a co-founder of the Coronado Group, through which he has in the past provided professional services to the financial community, such as the analysis of economic and market conditions, review of financial products, exchange of marketing ideas, and continuing evaluation and recommendation of asset allocation models. Mr. Warren received his undergraduate degree from Williams College and holds a Master of Arts degree from Harvard University.

      Billy J. Robinson, 54, has been a director since March 1994. He has also served as Vice President and General Counsel since October 1993, and as Secretary since June 1994. Mr. Robinson has over twenty-years legal experience, representing banks and other financial institutions, with a concentration in commercial transactions. Mr. Robinson is admitted to practice before the United States Supreme Court, the United States District Court for the Northern District of Texas and the District of New Mexico, and is licensed to practice before all state courts in Texas and New Mexico.
 Mr. Robinson is a certified Mediator in the State of Texas and is the author of the 1994-95 Real Estate Law Correspondence Course for the Texas Tech University Paralegal Certification Program.

      Bernard S. Appel, 70, has been a director since February 1995.
 He enjoyed a career of 34 years with Radio Shack, holding every key merchandising and marketing position, culminating with his promotion to president in 1984. In 1992 he was promoted to Chairman of Radio Shack and Senior Vice President of Tandy Corporation. Since July 1993, Mr. Appel has operated the private consulting firm of Appel Associates.

      George C. Platt, 61, has been a director since July 2000. He is currently President and Chief Executive Officer of ViewCast.com., Inc., a Dallas-based provider of video communications solutions, and has served in that capacity since September 1999. From 1991 through 1999, Mr. Platt was the President and Chief Executive Officer of Intecom, Inc., a provider of multimedia telecommunications products and services. Prior to that, Mr. Platt was the President and Chief Executive Officer of Shared Resource Exchange, Inc. (SRX), an entrepreneurial startup company. Before joining SRX, Mr. Platt served for six years as Vice President of the Business Communications Group at ROLM Corporation. Mr. Platt holds a Bachelor of Science Degree from Northwestern University and a Masters in Business Administration from the University of Chicago. Mr. Platt currently serves on the Board of Directors for InterVoice-Brite, Inc., a provider of call automation systems, and ViewCast.com, Inc.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the 1934 Act ("Section 16(a)"), requires our directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities ("10% Owners") to file reports of beneficial ownership of our securities and changes in such beneficial ownership with the Securities and Exchange Commission ("Commission"). Directors, executive officers and 10% Owners are also required by rules promulgated by the Commission to furnish us with copies of all forms they file pursuant to Section 16(a).

      Based solely upon a review of the copies of the forms filed pursuant to
 Section 16(a) furnished to us, or written representations that no year-end Form 5 filings were required for transactions occurring during fiscal year ended June 30, 2001, we believe that during the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% Owners were complied with.

              Meetings and Committees of the Board of Directors

      During fiscal year ended June 30, 2001, all Board action was taken by unanimous consent of the Directors, except for action taken in meetings attended by all directors held on July 12, 2000, November 2, 2000, February 12, 2001, May 8, 2001 and June 11, 2001.

      We do not have a standing compensation committee nor a standing nominating committee. The entire Board of Directors fulfills these functions.

      The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is attached as an appendix to this proxy statement. The Audit Committee is comprised of Edward M. Warren, Bernard S. Appel and George C. Platt, who are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. This committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants, reviews the scope and results of our annual audit, receives any suggestions from the independent auditors concerning improvements in our accounting practices and procedures, and reviews other professional services furnished by the independent auditors. This committee met once and consulted on an ongoing basis as necessary during the last fiscal year.

                       Report of the Audit Committee(1)

      Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee of the Board of Directors (the "Committee") has the responsibility of assisting the Board of Directors in monitoring and overseeing these processes.

      Management represented to the Committee that the Company's financial statements for fiscal year ended June 30, 2001 were prepared in accordance with accounting principles generally accepted in the United States of America and the Committee has reviewed and discussed the financial statements with management and the independent accountants. The Committee further discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed with the independent accountants that firm's independence.

      In accordance with the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K/A for the fiscal year ended June 30, 2001 filed with the Securities and Exchange Commission.

      Edward M. Warren
      Bernard S. Appel
      George C. Platt
 ____________
 (1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                          Summary Compensation Table

      The following table summarizes the compensation paid over the last three completed fiscal years to our Chief Executive Officer and any other executive officer who received compensation exceeding $100,000 during the fiscal year ended June 30, 2001.

                                                                     Long Term Compensation
                                 Annual Compensation                 Awards                  Payouts
                                 ----------------------------------- ----------------------  -------
 (a)                   (b)       (c)       (d)       (e)             (f)         (g)         (h)      (i)
                                                                                                      All
                                                                                                      Other
                       Year                          Other           Restricted  Securities  LTIP     Compen-
 Name and Principal    Ended                         Annual          Stock       Underlying  Payouts  sation
 Position              June 30   Salary($) Bonus($)  Compensation($) Awards($)   Options(#)    ($)      ($)

 Patrick A. Custer      2001     210,000     -0-         (1)           -0-        141,250      -0-      -0-
   Chairman of the      2000     200,340     -0-         (1)           -0-        106,250      -0-      -0-
   Board and CEO        1999     184,728     -0-         (1)           -0-          -0-        -0-      -0-

 Leslie Leland          2001     115,000     -0-         (1)           -0-          -0-        -0-      -0-
   President            2000       --        --          --            --           --         --       --
                        1999       --        --          --            --           --         --       --

 Cameron Hurst          2001     146,250     -0-         (1)           -0-          -0-        -0-      -0-
   Vice President, CTO  2000       --        --          --            --           --         --       --
                        1999       --        --          --            --           --         --       --

 Billy J. Robinson      2001     150,000     -0-         (1)           -0-         37,500      -0-      -0-
   Vice President       2000     145,131     -0-         (1)           -0-         50,000      -0-      -0-
   and General Counsel  1999     135,722     -0-         (1)           -0-          -0-        -0-      -0-

 (1) Other annual compensation to this executive officer, including payment of a car allowance and other personal benefits, did not exceed the lesser of $50,000 or 10% of such executive officer's total annual salary and bonus for such fiscal year.


                              Option Grants Table

      The following table shows individual grants of stock options made during fiscal year ended June 30, 2001 to each of the named executive officers.
                                                                                 Potential Realizable
                                                                                 Value at Assumed
                                                                                 Annual Rates of Stock
                                                                                 Price Appreciation
                    Individual Grants                                            for Option Term(2)
 ------------------------------------------------------------------------------  ---------------------
 (a)                (b)             (c)                    (d)             (e)   (f)       (g)
                    Number of
                    Securities      % of Total   Exercise  Market
                    Underlying      Options      or Base   Price on
                    Options         Granted to   Price     the Date   Expiration
 Name               Granted (#)(1)  Employees    ($/Sh)    of Grant   Date       5%($)     10%($)
 ----               --------------  ---------    ------    --------   ---------- -------   ---------
 Patrick A. Custer    141,250          52%       $14.48    $14.24     07/11/05   522,625   1,194,975

 Billy J. Robinson     37,500          14%       $14.48    $14.24     07/11/05   138,750     317,250

 (1)  Options have a five-year life and vested immediately.

 (2) The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the stock price. Actual gains, if any, on stock option exercises and the sale of Common Stock holdings will be dependent on, among other things, the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

      The following table shows aggregate exercises of options (or tandem stock appreciation rights) and freestanding stock appreciation rights during the fiscal year ended June 30, 2001 by each of the named executive officers.

 (a)                (b)              (c)           (d)                (e)

                                                   Number of
                                                   Securities         Value of
                                                   Underlying         Unexercised
                                                   Unexercised        In-the-Money
                                                   Options at         Options at
                    Shares                         FY-End (#)         FY-End ($) (1)
                    Acquired         Value         Exercisable (E)/   Exercisable (E)/
 Name               on Exercise (#)  Realized ($)  Unexercisable (U)  Unexercisable (U)
 ----               ---------------  ------------  -----------------  -----------------
 Patrick A. Custer      --              --          253,750 (E)        $   -0-   (E)

 Billy J. Robinson      --              --           91,250 (E)        $   -0-   (E)

 Leslie Leland          --              --           29,375 (E)        $   -0-   (E)

 Cameron Hurst          --              --           29,375 (E)        $   -0-   (E)

  (1) On June 30, 2001 none of the options were considered "in-the-money," as the fair market value of the underlying securities on that date ($3.76) did not exceed the exercise price of the options.

                          Compensation of Directors

      None of the inside directors are paid compensation as such, except for services performed in another capacity, such as an executive officer. The outside directors are paid $500 per meeting, plus their expenses for attending Board of Director meetings. During fiscal 2001, we additionally granted each of the three outside directors stock options to purchase 6,250 shares of Common Stock. The options have a five year life, vested immediately and are priced at the average closing sale price of the Common Stock, as reported by NASDAQ, for the five (5) trading days immediately preceding the date of grant. The exercise price of the options is $14.48 per share and the market price of the Common Stock on the date of grant, July 12, 2000, was $14.24 per share.

   Employment Contracts and Termination and Change-in-Control Arrangements

      As of July 1, 2000, we entered into employment agreements with named executive officers Patrick A. Custer and Billy J. Robinson for a one-year term, ending on June 30, 2001. There are currently no employment contracts nor arrangements in effect with named executive officers relating to termination or change-in-control.

         Compensation Committee Interlocks and Insider Participation

      Mr. Custer and Mr. Robinson participated in advising our Board of Directors concerning certain aspects of executive officer compensation during the last completed fiscal year. Mr. Custer is Chairman of the Board and Chief Executive Officer, and Mr. Robinson is Vice President, Secretary, General Counsel, and a Director.

        Board of Directors Report on Executive Compensation

 Executive Compensation

      We have structured our executive compensation program within our financial framework with a goal of attracting and retaining high-quality executive talent. The executive compensation program consists generally of base salary and employee benefits. We review our compensation programs periodically and compare our pay practices with other similar companies and with companies staffed with similarly-skilled executives. During the first fiscal quarter of each year, we review salary increases for the current year and, considering our financial performance and each executive officer's perceived contribution to that performance, salaries are set accordingly.

 Chief Executive Officer

      For the year ended June 30, 2001, Mr. Custer received $222,000 for his services as Chief Executive Officer. The factors we considered in setting his compensation include Mr. Custer's leadership in restructuring the Company, his contribution to our strategic focus and financial positioning, and included a consideration of his responsibilities, experience, and skills.

           Patrick A. Custer (Chairman)            Edward M. Warren
           Bernard S. Appel                        Billy J. Robinson
           George C. Platt

      The foregoing report is not incorporated by reference in any prior or future filings of the Company under the Securities Act of 1933, as amended (the "1933 Act"), or under the Securities Exchange Act of 1934, as amended (the "1934 Act"), unless we specifically incorporate the report by reference and the report shall not otherwise be deemed filed under such Acts.

                              Performance Graph

      The following graph compares total stockholder returns of the Company ("uniView") since June 30, 1996 to two indices: (1) the "NASDAQ Market Index ("NASDAQ");" and (2) the aggregate price performance of equity securities of companies classified under North American Industry Classification System (NAICS) code 541512 for Computer Systems Design Services ("MG Group").

      The total return shown for our stock and for each index assumes the reinvestment of dividends, even though dividends have never been declared on our stock. The NASDAQ Market Index tracks the aggregate price performance of equity securities of companies traded on the NASDAQ Stock Market. The MG Group Index tracks the aggregate price performance of equity securities of companies traded on the various exchanges, including the NASDAQ Stock Market, which are grouped under NAICS code 541512 for Computer Systems Design Services.

      The graph should be viewed in the context of the introduction during fiscal year ended June 30, 1997 of our technologically advanced Internet access uniView products and the addition during fiscal year ended June 30, 1998 of system integration, technical support and network consulting to our comprehensive array of interactive business solutions with the acquisition of Network America, Inc. Further consideration should note the addition of computer telephony integration capabilities with the acquisition of the net assets of Softgen International during fiscal year ended June 30, 2000. Accordingly, the graph may not necessarily indicate future performance.


                      [ Performance Graph Appears Here ]

 ----------------------------------------------------------------------------
               Comparison of Cumulative Total Return on Investment
                             Since June 30, 1996


                 1996      1997      1998      1999      2000      2001
                ------    ------    ------    ------    ------    ------
 uniView        100.00     65.91     15.68     16.36     12.73      3.43
 MG Group       100.00     92.61    116.65    123.76     89.61     88.06
 NASDAQ         100.00    120.46    159.68    223.77    336.71    186.46

 ----------------------------------------------------------------------------

      The foregoing graph is not incorporated in any prior or future filings of the Company under the 1933 Act or the 1934 Act, unless we specifically incorporate the graph by reference, and the graph shall not otherwise be deemed filed under such Acts.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      Grant Thornton LLP has been appointed to serve as our principal accountant for the current year, subject to ratification of such appointment by the shareholders. Grant Thornton LLP has served as the Company's independent public accountants since December 1998. A representative of Grant Thornton LLP is expected to be present at the shareholders meeting and will have an opportunity to make a statement if they desire to do so and are expected also to be available to respond to appropriate questions.

      Audit Fees. The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2001 and the reviews of the financial statements included in our Forms 10-Q for that year amounted to $65,350.

      All Other Fees. The aggregate fees billed for services other than audit services rendered by Grant Thornton LLP for the fiscal year ended June 30, 2001 amounted to $12,450, which included preparation of income tax returns, state franchise tax returns, accounting consultations, and reviewing SEC registration statements. The Audit Committee of the Board of Directors has considered and has determined that the provision of these services is compatible with maintaining the principal accountant's independence.


                           QUORUM AND REQUIRED VOTE

      A majority of the issued and outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. An affirmative vote of the holders of a majority of the shares entitled to vote on, and that voted for or against or expressly abstained with respect to, a particular matter, present in person or represented by proxy, shall decide any question brought before such meeting. Voting will be by written ballot.

      Under Texas law and under our Articles of Incorporation and Bylaws, shares of the Common Stock represented in person or by proxy at the Annual Meeting which abstain from voting on any matter are considered as being represented at the Annual Meeting and entitled to vote on that matter. Such shares are therefore counted for the purpose of establishing a quorum but they are not counted for the purpose of establishing a minimum number of votes required to approve any matter. Only those shares voted for or against or which expressly abstained with respect to a particular matter are counted in the vote on that matter. As a result, such an abstention from voting has no effect on the voting on any particular matter. "Broker non-votes" and proxies that simply withhold the authority to vote are not considered as being represented at the Annual Meeting and are therefore not counted in establishing a quorum.


                 DATE OF SUBMISSION OF SHAREHOLDER PROPOSALS

      Any shareholder who intends to present a proposal for action at the next annual meeting of shareholders must forward a copy of such proposal to our Corporate Secretary. We must receive any such proposal for inclusion in our proxy statement and form of proxy relating to that meeting by January 2, 2003. Shareholder proposals may be excluded from our proxy statement pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, provided certain conditions are met.


                                OTHER MATTERS

      We do not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment on such matters as they deem to be in the best interests of the Company.

      ALL PROXIES IN THE ACCOMPANYING FORM PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY SHAREHOLDERS. IF NO DIRECTION IS GIVEN, SUCH PROXIES PROPERLY EXECUTED WILL BE VOTED "FOR" ALL NOMINEES AND "FOR" ALL PROPOSALS SET FORTH HEREIN.

                                    By Order of the Board of Directors,

                                    /s/ Billy J. Robinson
                                    ---------------------
                                    Billy J. Robinson
                                    Secretary
 April 3, 2002
 Dallas, Texas

                                   Appendix

                       uniView Technologies Corporation
                           Audit Committee Charter

 I.   Responsibilities

 The Audit Committee for uniView Technologies Corporation ("Company,") shall have the authority of the Board of Directors to act and exercise corporate powers as stated in this Audit Committee Charter to:

      A. Establish and review on an annual basis, or as often as deemed necessary, the Company's internal control systems and its financial reporting process;

      B. Select the Company's external auditor, subject to approval by the Company's shareholders, and set their terms of engagement and compensation;

      C. Ensure that the external auditors are ultimately accountable to the Board of Directors and the Audit Committee;

      D. Ensure that any and all relationships between the external auditors and the Company are delineated in writing as per Independence Standards Board Standard 1, and to actively engage in a dialogue with external auditors with respect to any disclosed relationships or services which could adversely impact the independence of the auditors; and

      E. Review and assess the adequacy of this Charter at least on an annual basis.

 II.  Membership

      A.   The Audit Committee shall consist of at least three members.   All
           of the members shall be independent directors of the Company as defined in Nasdaq Marketplace Rule 4200.

      B. Members of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and statement of cash flows. Should a member be selected who is not able to understand fundamental financial statements as outlined in this paragraph, he or she will be expected to do so in a reasonable amount of time after appointment to the Audit Committee.

      C. One member of the Audit Committee must be certified to have employment experience in finance or accounting, professional certification in accounting, or any other comparable background which results in that individual's financial sophistication. Such experience includes but is not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

      D. One member of the Audit Committee may be appointed who is not independent as defined in Nasdaq Marketplace Rule 4200, provided that said member a) is not a current employee of the Company; and b) is not an immediate family member of an employee of the Company. This may be done under exceptional and limited circumstances if the Board of Directors determines that it is in the best interests of the Company and its shareholders to do so. Such appointment must be disclosed to the shareholders of the Company in the next annual proxy statement.

 III. Meetings

      The Audit Committee shall meet at least once each year with management and the external auditors and shall hold such other meetings as may be necessary and as circumstances require.

 IV.  Shareholder Reporting

      A. This Audit Committee Charter is to be appended to the annual proxy statement at least once every three years. In addition, on an annual basis, the Company must disclose in the proxy statement the existence of this Charter and if the external auditors are indeed independent as outlined in Section II of this Charter.

      B. Should any member of the Audit Committee be appointed who is not independent as defined buy Rule 4200, such appointment is to be disclosed in the annual proxy statement, including an explanation as to why this appointment is in the best interests of the Company and its shareholders.

 V.   Adoption

      As per unanimous written consent of the Board of Directors of uniView Technologies Corporation on September 28, 2001, this Audit Committee Charter is hereby adopted, as amended.


 /s/ Patrick A. Custer                   /s/ Bernard S. Appel
 -----------------------------           ----------------------------------
 Patrick A. Custer, Director             Bernard S. Appel, Director

 /s/ Edward M. Warren                    /s/ Billy J. Robinson
 -----------------------------           ----------------------------------
 Edward M. Warren, Director              Billy J. Robinson, Director

 /s/ George C. Platt
 -----------------------------
 George C. Platt, Director

                           Addendum - Form of Proxy



                       UNIVIEW TECHNOLOGIES CORPORATION
          PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                            May 2, 2002

 The undersigned, having received the Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K/A for the year ended June 30, 2001, hereby appoint(s) Neal J. Katz and Billy J. Robinson and each of them, proxies to represent the undersigned, with full power of substitution, at the Annual Meeting of Shareholders of uniView Technologies Corporation, to be held on Thursday, May 2, 2002 at 4:30 P.M., Central Standard Time, at 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248 and at any and all postponements or adjournments thereof:

                 (continued and to be signed on reverse side)
                          --------------------------

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                       UNIVIEW TECHNOLOGIES CORPORATION

                                 May 2, 2002

               Please Detach and Mail in the Envelope Provided
                                  ----------
 A [X] Please mark your votes as indicated in this example.

      The directors recommend a vote FOR the election of all nominees and a vote FOR all of the proposals.

                  FOR all nominees          WITHHOLD
                  listed at right (except   AUTHORITY
                  as marked to the          to vote for all nominees
                  contrary below)           listed below
 1.   Election of
      Directors:  [   ]                     [   ] Nominees: Patrick A. Custer
                                                  Edward M. Warren
  Instruction:  To withhold authority to          Bernard S. Appel
  vote for any individual nominee, strike         Billy J. Robinson
  a line through the name of nominee in           George C. Platt
  the list at right.  Unless authority to
  vote for all the foregoing nominees is
  withheld, this proxy will be deemed to
  confer authority to vote for every
  nominee whose name is not struck.

 2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 2002.

      FOR [   ]             AGAINST [   ]              ABSTAIN [   ]

 3. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting.


      Unless otherwise specified in the squares provided, the proxies shall vote FOR the election of all of the nominees listed in Proposal #1, and FOR Proposal #2.


          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE


 _______________________ ___________________________  Dated _________, 2002
 (Signature)(Title)      (Signature if Held Jointly)

 NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in full partnership name by authorized person.